UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 8, 2010

Tutor Perini Corporation
(Exact name of registrant as specified in its charter)
____________________

Massachusetts (State or other jurisdiction of incorporation or organization)	1-6314 (Commission file number)	04-1717070 (I.R.S. Employer Identification No.)

15901 Olden Street, Sylmar, California  91342-1093
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:   (818) 362-8391

None
 (Former name or former address, if changed since last report)

____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

The 2010 Annual Meeting of Stockholders ("Annual Meeting") for Tutor Perini Corporation (the "Company") was held on June 8, 2010.  There were two proposals voted on including an election of Class II directors and ratification of Deloitte & Touche, LLP as independent auditors for the fiscal year ended December 31, 2010.  The proposals are described in detail in the Company's definitive Proxy Statement for the Annual Meeting filed with the Securities and Exchange Commission on April 28, 2010.

The following individuals were elected by the votes indicated as Class II directors of the Company for terms expiring at the 2013 Annual Meeting of Stockholders:

Proposal 1: Nominees	Shares For	Shares Withheld	Broker Non-Votes
Ronald N. Tutor	34,970,373	7,128,296	3,702,829
Willard W. Brittain, Jr.	34,871,757	7,226,912	3,702,829

At the Annual Meeting, stockholders also ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2010.  Voting results on this matter were as follows:

Proposal 2: Ratification of Auditors	Shares For	Shares Against	Shares Abstained
	45,306,865	475,293	19,339

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Dated: June 11, 2010	Tutor Perini Corporation By: /s/Kenneth R. Burk
Kenneth R. Burk Executive Vice President and Chief Financial Officer